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                                                                    EXHIBIT 10.5

                      AMENDMENT TO CHIEF OPERATING OFFICER
                         STOCK OPTION PLAN AND AGREEMENT

         This Amendment to Chief Operating Officer Stock Option Plan and Agreement (the "Plan"), is effective as of the 30th day of June, 1994 (the "Effective Date"), between Kent Electronics Corporation, a Texas corporation (the "Company"), and James F. Corporron (the "Optionee").

         WHEREAS, the Company adopted the Plan effective May 15, 1992; and

         WHEREAS, on May 10, 1994, the Compensation Committee of the Board of Directors approved certain amendments to the Plan and such amendments were approved and adopted by the shareholders of the Company on June 30, 1994;

         NOW, THEREFORE, for and in consideration of the premises herein, this Amendment to the Plan further evidences the amendment of the Plan as follows:

         1. Amendment of the Plan. The Plan is hereby amended as set forth on Exhibit A hereto.

         2. Full Force and Effect. The Plan, as amended by the Amendment set forth herein, shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   KENT ELECTRONICS CORPORATION

                                   By: /s/  Morrie K. Abramson
                                       ---------------------------------
                                       Morrie K. Abramson
                                       Chief Executive Officer

ACCEPTED AND AGREED TO
AS OF THE EFFECTIVE DATE:

Optionee:

/s/  James F. Crorporron
- ------------------------------
James F. Corporron
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                                    EXHIBIT A

             AMENDMENT TO CHIEF OPERATING OFFICER STOCK OPTION PLAN
                                  AND AGREEMENT

         The first sentence of Section 3 shall be deleted and the following sentence shall be added in lieu thereof:

         "Except as otherwise provided herein, this Option may be exercised as to 95,000 shares on and after May 1, 1996."